UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 31, 2014

Papa John's International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21660	61-1203323
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2002 Papa John's Boulevard Louisville, Kentucky	40299-2367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(502) 261-7272

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2014, Papa John’s International, Inc., a Delaware corporation (the “Company”), entered into a First Amendment (the “Amendment”) to First Amended and Restated Credit Agreement (the “Credit Agreement”), among the Company; each of its subsidiary guarantors named in the First Amendment; PNC Bank, National Association, as a lender and in its capacity as Administrative Agent; JPMorgan Chase Bank, N.A., as a lender and in its capacity as Co-Syndication Agent for the lenders; U.S. Bank, National Association, as a lender and in its capacity as Co-Syndication Agent for the lenders; Bank of America, N.A., as a lender and in its capacity as Documentation Agent for the lenders; and Branch Banking and Trust Company, as a lender.

The Amendment, among other items, increased the amount available under the Credit Agreement to $400 million and extended the maturity date to October 31, 2019.  In addition, the Amendment provides for a $100 million uncommitted accordion feature.  The Credit Agreement, as amended by the Amendment, will be used for general corporate purposes.

The foregoing description of the Amendment is intended to be a summary of the material terms, is not a complete description and is qualified in its entirety by reference to the actual Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in response to Item 1.01 above is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1
First Amendment to First Amended and Restated Credit Agreement by and among Papa John’s International, Inc.; the Guarantors party thereto; PNC Bank, National Association, as a lender and in its capacity as Administrative Agent for the lenders; JPMorgan Chase Bank, N.A., as a lender and in its capacity as Co-Syndication Agent for the lenders;  U.S. Bank, National Association, as a lender and in its capacity as Co-Syndication Agent for the lenders; Bank of America, N.A., as a lender and in its capacity as Documentation Agent for the lenders; and Branch Banking and Trust Company, as a lender.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Papa John's International, Inc.
(Registrant)

Date: November 4, 2014	/s/ Lance F. Tucker
Lance F. Tucker Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1
First Amendment to First Amended and Restated Credit Agreement by and among Papa John’s International, Inc.; the Guarantors party thereto; PNC Bank, National Association, as a lender and in its capacity as Administrative Agent for the lenders; JPMorgan Chase Bank, N.A., as a lender and in its capacity as Co-Syndication Agent for the lenders;  U.S. Bank, National Association, as a lender and in its capacity as Co-Syndication Agent for the lenders; Bank of America, N.A., as a lender and in its capacity as Documentation Agent for the lenders; and Branch Banking and Trust Company, as a lender.

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